MONTHLY SERVICER'S CERTIFICATE

                       CARMAX AUTO SUPERSTORES, INC.

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                          CARMAX AUTO OWNER TRUST
                               SERIES 2001-2

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Collection Period                     10/16/01-11/30/01
Determination Date                             12/10/01
Distribution Date                              12/17/01


Pool Balance

 1 .  Pool Balance on the close of the last day of the preceding
      Collection Period                                                                $      641,725,018.29

 2 .  Collections allocable to Principal                                               $       29,526,939.44

 3 .  Principal Adjustments                                                            $          246,908.38

 4 .  Purchase Amount allocable to Principal                                           $                0.00

 5 .  Defaulted Receivables                                                            $            3,888.53

                                                                                           ------------------
                                                                                           ------------------
 6 .  Pool Balance on the close of the last day of the Collection Period               $      611,947,281.94
      (Ln1 - Ln2 - Ln3 - Ln4 - Ln5)

 7 .  Initial Pool Balance                                                             $      641,725,018.29

                                                               Beginning                          End
 8 .  Portfolio Balances                                       of Period                       of Period
                                                          ---------------------------------------------------
                                                          ---------------------------------------------------

      a. Class A-1 Note Balance                           $  148,000,000.00           $       118,222,263.65
      b. Class A-2 Note Balance                           $  178,000,000.00           $       178,000,000.00
      c. Class A-3 Note Balance                           $  178,000,000.00           $       178,000,000.00
      d. Class A-4 Note Balance                           $  124,890,000.00           $       124,890,000.00
      e. Certificate Balance                              $   12,835,000.00           $        12,835,000.00
                                                            ----------------               ------------------
                                                            ----------------               ------------------
      f. Total Portfolio Balance (sum a - e)              $  641,725,000.00           $       611,947,263.65

 9 .  Pool Factors

      a. Class A-1 Note Pool Factor                               1.0000000                        0.7987991
      b. Class A-2 Note Pool Factor                               1.0000000                        1.0000000
      c. Class A-3 Note Pool Factor                               1.0000000                        1.0000000
      d. Class A-4 Note Pool Factor                               1.0000000                        1.0000000
      e. Certificate Pool Factor                                  1.0000000                        1.0000000
                                                            ----------------               ------------------
                                                            ----------------               ------------------
      f. Aggregate Pool Factor                                    1.0000000                        0.9535973

10 .  Weighted Average Coupon                                                          %               11.13%

11 .  Weighted Average Original Term                                                  months           59.99

12 .  Weighted Average Remaining Term                                                 months           52.96

Collections

13 .  Finance Charge:
      a. Collections allocable to Finance Charge                                       $        9,003,507.22
      b. Liquidation Proceeds allocable to Finance Charge                              $                0.00
      c. Purchase Amount allocable to Finance Charge                                   $                0.00
                                                                                           ------------------
                                                                                           ------------------
      d. Available Finance Charge Collections (sum a - c)                              $        9,003,507.22

14 .  Principal:
      a. Collections allocable to Principal                                            $       29,526,939.44
      b. Liquidation Proceeds allocable to Principal                                   $                0.00
      c. Purchase Amount allocable to Principal                                        $                0.00
                                                                                           ------------------
                                                                                           ------------------
      d. Available Principal Collections (sum a - c)                                   $       29,526,939.44

15 .  Total Finance Charge and Principal Collections (13d + 14d)                       $       38,530,446.66

16 .  Interest Income from Collection Account                                          $            9,641.49
                                                                                           ------------------
                                                                                           ------------------

17 .  Available Collections (Ln15 + Ln16)                                              $       38,540,088.15

Required Payment Amount

18 .  Total Servicing Fee
      a. Monthly Servicing Fee                                                         $           71,302.78
      b. Amount Unpaid from Prior Months                                               $                0.00
      c. Amount Paid                                                                   $           71,302.78
                                                                                           ------------------
                                                                                           ------------------
      d. Shortfall Amount (a + b - c)                                                  $                0.00

19 .  Noteholder Interest Amounts
      a. Class A-1 Monthly Interest                                                    $          164,526.67
      b. Class A-1 Monthly Interest Carryover Shortfall                                $                0.00
      c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall                $                0.00
                                                                                           ------------------
                                                                                           ------------------
      d. Total Class A-1 Note Interest (sum a - c)                                     $          164,526.67

      e. Class A-2 Monthly Interest                                                    $          224,280.00
      f. Class A-2 Monthly Interest Carryover Shortfall                                $                0.00
      g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall                $                0.00
                                                                                           ------------------
                                                                                           ------------------
      h. Total Class A-2 Note Interest (sum e-g)                                       $          224,280.00

      i. Class A-3 Monthly Interest                                                    $          295,480.00
      j. Class A-3 Monthly Interest Carryover Shortfall                                $                0.00
      k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall                $                0.00
                                                                                           ------------------
                                                                                           ------------------
      l. Total Class A-3 Note Interest (sum i-k)                                       $          295,480.00

      m. Class A-4 Monthly Interest                                                    $          246,033.30
      n. Class A-4 Monthly Interest Carryover Shortfall                                $                0.00
      o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall                $                0.00
                                                                                           ------------------
                                                                                           ------------------
      p. Total Class A-4 Note Interest (sum m-o)                                       $          246,033.30

      q. Total Monthly Note Interest                                                   $          930,319.97
      r. Total Monthly Note Interest Carryover Shortfall                               $                0.00
      s. Total Interest Due on Monthly Note Interest Carryover Shortfall               $                0.00
                                                                                           ------------------
                                                                                           ------------------
      t. Total Note Interest (sum q - s)                                               $          930,319.97

20 .  Noteholder Principal Amounts
      a. Class A-1 Monthly Note Principal                                              $       29,777,736.35
      b. Class A-2 Monthly Note Principal                                              $                0.00
      c. Class A-3 Monthly Note Principal                                              $                0.00
      d. Class A-4 Monthly Note Principal                                              $                0.00
                                                                                           ------------------
                                                                                           ------------------
      e. Total Monthly Note Principal                                                  $       29,777,736.35

21 .  Certificateholder Interest Amounts
      a. Monthly Certificate Interest                                                  $           26,825.15
      b. Monthly Certificate Interest Carryover Shortfall                              $                0.00
      c. Interest Due on Monthly Certificate Interest Carryover Shortfall              $                0.00
                                                                                           ------------------
                                                                                           ------------------
      d. Total (sum a - c)                                                                         26,825.15
      e. Total Certificate Interest                                                    $           26,825.15

22 .  Monthly Certificate Principal                                                    $                0.00

23 .  Required Payment Amount                                                          $       30,806,184.25

Insurance Payment Amount

24 .  Insurance Premium(s) Due
      a. Current Amount Due                                                            $           11,408.44
      b. Overdue Premiums                                                              $                0.00
      c. Amount Paid                                                                   $           11,408.44
                                                                                           ------------------
                                                                                           ------------------
      d. Shortfall Amount (a + b - c)                                                  $                0.00

25 .  Unreimbursed Insurance Payments
      a. Current Amount Due                                                            $                0.00
      b. Interest                                                                      $                0.00
      c. Amount Paid                                                                   $                0.00
                                                                                           ------------------
                                                                                           ------------------
      d. Shortfall Amount (a + b - c)                                                  $                0.00

26 .  Insurance Payment Amount                                                         $           11,408.44

Available Funds

27 .  Available Collections                                                            $       38,540,088.15
28 .  Reserve Account Draw Amount                                                      $                0.00
29 .  Policy Claim Amount                                                              $                0.00
                                                                                           ------------------
                                                                                           ------------------
      Available Funds                                                                  $       38,540,088.15

Collection Account Activity

30 .  Deposits
      a. Total Daily Deposits of Finance Charge Collections                            $        9,003,507.22
      b. Total Daily Deposits of Principal Collections                                 $       29,526,939.44
      c. Withdrawal from Reserve Account                                               $                0.00
      d. Policy Claim Amount                                                           $                0.00
      e. Interest Income                                                               $            9,641.49
                                                                                           ------------------
                                                                                           ------------------
      f. Total Deposits to Collection Account (sum a - e)                              $       38,540,088.15

31 .  Withdrawals
      a. Servicing Fee                                                                 $           71,302.78
      b. Deposit to Note Payment Account for Monthly Note Interest/Principal           $       30,708,056.32
      c. Deposit to Certificate Payment Account for Monthly Certificate
         Interest/Principal                                                            $           26,825.15
      d. Payments to Insurer for Insurance Premium                                     $           11,408.44
      e. Reimbursement of Insurance Payments                                           $                0.00
      f. Deposit to Reserve Account                                                    $        7,722,495.46
      g. Payment to Seller of any remaining funds                                      $                0.00
                                                                                           ------------------
                                                                                           ------------------
      h. Total Withdrawals from Collection Account(sum a - g)                          $       38,540,088.15

Note Payment Account Activity

32 .  Deposits
      a. Class A-1 Interest Distribution                                               $          164,526.67
      b. Class A-2 Interest Distribution                                               $          224,280.00
      c. Class A-3 Interest Distribution                                               $          295,480.00
      d. Class A-4 Interest Distribution                                               $          246,033.30
      e. Class A-1 Principal Distribution                                              $       29,777,736.35
      f. Class A-2 Principal Distribution                                              $                0.00
      g. Class A-3 Principal Distribution                                              $                0.00
      h. Class A-4 Principal Distribution                                              $                0.00
      i. Total Deposits to Note Payment Account (sum a - h)                            $       30,708,056.32

33 .  Withdrawals
      a. Class A-1 Distribution                                                        $       29,942,263.02
      b. Class A-2 Distribution                                                        $          224,280.00
      c. Class A-3 Distribution                                                        $          295,480.00
      d. Class A-4 Distribution                                                        $          246,033.30
                                                                                           ------------------
                                                                                           ------------------
      e. Total Withdrawals from Note Payment Account (sum a - d)                       $       30,708,056.32

Certificate Payment Account Activity

34 .  Deposits
      a. Certificate Interest Distribution                                             $           26,825.15
      b. Certificate Principal Distribution                                            $                0.00
                                                                                           ------------------
                                                                                           ------------------
      c. Total Deposits to Certificate Payment Account (sum a - b)                     $           26,825.15

35 .  Withdrawals
      a. Certificate Distribution                                                      $           26,825.15
                                                                                           ------------------
                                                                                           ------------------
      b. Total Withdrawals from Certificate Payment Account                            $           26,825.15

Required Reserve Account Amount

   If no Required Reserve Account Increase Event has occurred, the Required
   Reserve Account Amount is equal to the lesser of: (Ln36 or Ln37)

36 .  Greater of: (a or b)
      a. Percentage applicable times Pool Balance as of the last day
         of the prior Collection Period (percentage applicable=      2.25%)            $       14,438,812.91
      b. $6,417,250.00                                                                 $        6,417,250.00

37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
      (after giving effect to all principal payments on current Distribution Date)     $      611,947,263.65

   If a Required Reserve Account Increase Event has occurred, the Required
   Reserve Account Amount is equal to the Required Reserve Account Increase
   Amount:

38 .  Greater of: (a or b)
      a. Percentage applicable times Pool Balance as of the last day
         of the prior Collection Period (percentage applicable=      4.50%)            $       28,877,625.82
      b. $12,834,500.37                                                                $       12,834,500.37

39 .  Required Reserve Account Amount                                                  $       14,438,812.91

Reserve Account Reconciliation

40 .  Beginning Balance (as of Preceding Distribution Date)                            $        3,208,625.00

41 .  Investment Earnings                                                              $              844.27

42 .  Reserve Account Draw Amount                                                      $                0.00

                                                                                           ------------------
                                                                                           ------------------
43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                     $        3,209,469.27

44 .  Deposit from Excess Available Funds                                              $        7,722,495.46

45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount     $                0.00

                                                                                           ------------------
                                                                                           ------------------
46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                              $       10,931,964.73

47 .  Reserve Account Deficiency (Ln39 - Ln46)                                         $        3,506,848.19

Instructions to the Trustee

48 .  Amount to be deposited from the Reserve Account into the Collection Account      $                0.00

49 .  Amount to be paid to Servicer from the Collection Account                        $           71,302.78

50 .  Amount to be deposited from the Collection Account into the Note
      Payment Account                                                                  $       30,708,056.32

51 .  Amount to be deposited from the Collection Account into the Certificate
      Payment Account                                                                  $           26,825.15

52 .  Amount to be paid to Insurance Provider from the Collection Account              $           11,408.44

53 .  Amount to be deposited from the Collection Account into the Reserve Account      $        7,722,495.46

54 .  Amount to be paid to Seller from the Reserve Account if Reserve Account
      Balance Exceeds Required Reserve Amount                                          $                0.00

55 .  Amount to be paid to Seller from the Collection Account for any remaining
      Available Funds                                                                  $                0.00

56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account         $       29,942,263.02

57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account         $          224,280.00

58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account         $          295,480.00

59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account         $          246,033.30

60 .  Amount to be paid to Certificateholders from the Certificate Payment Account     $           26,825.15

Net Loss and Delinquency Activity

61 .  Cumulative Net Losses                                                            $            3,888.53

62 .  Cumulative Net Loss Percentage
      a. For the current Collection Period                                             %              0.0006%
      b. Has a Required Reserve Account Increase Event occurred?                                  NO
      c. Has a Cumulative Net Loss Trigger Event occurred?                                        NO

63 .  Delinquency Analysis                                     Number of                       Principal
                                                                 Loans                          Balance
                                                          ---------------------------------------------------
                                                          ---------------------------------------------------

      a. 31 to 60 days past due                                   280                  $        3,542,170.49
      b. 61 to 90 days past due                                   30                   $          379,322.59
      c. 91 or more days past due                                  1                   $           20,923.19
                                                          ---------------------------------------------------
                                                          ---------------------------------------------------
      d. Total (sum a - c)                                        311                           3,942,416.27


64 .  Delinquency Ratio including Repossessions
      a. For the current Collection Period                                             %              0.6143%
      b. For the preceding Collection Period                                           %          N/A
      c. For the second preceding Collection Period                                    %          N/A
      d. Average Delinquency Ratio (average a - c)                                     %              0.6143%
      e. Has a Required Reserve Account Increase Event occurred                                   NO
         (greater than 4.25%)?
      f. Has a Trigger Event occurred                                                             NO

      i. Rolling 3-Month Delinquency Rate                                                             0.6143%
         Is the Rolling 3-Month Delinquency Rate greater than 5.25%                               NO

     ii. 50% of Positive Net Income for CarMax since November 30, 2001                            N/A
         Given: $350,000,000                                                                 $350,000,000.00
                                                                                           ------------------
                                                                                           ------------------
         Total                                                                                    N/A
         Actual Net Worth as of the fiscal quarter ending February 28, 2002                       N/A
         Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's
         positive net income?                                                                     NO

    iii. Managed Assets commencing with the fiscal quarter ending February 28, 2002               N/A
         Ratio of Tangible Net Worth to Managed Assets commencing with the
         fiscal quarter ending February 28, 2002                                                  N/A
         Is the ratio of Tangible Net Worth to Managed Assets greater than 18%?                   NO

     iv. Adjusted EBITDA commencing with the fiscal quarter ending February 28, 2002              N/A
         Total Interest Expense commencing with the fiscal quarter ending
         February 28, 2002                                                                        N/A
         Ratio of Adjusted EBITDA to Total Interest Expense commencing with the
         fiscal quarter ending February 28, 2002                                                  N/A
         Is the ratio of Adjusted EBITDA to Total Interest Expense greater
         than 1.5 for Q1& Q2 or 1 for Q3 & Q4?                                                    NO

      v. Has CarMax had any change in control, merger or consolidation?                           NO
         If yes, does CarMax have less than $75 million in cash or borrowing capacity?             -


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 10th day of December, 2001.

CARMAX AUTO SUPERSTORES, INC.
================================================
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As Servicer

By:
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Name:     Philip J. Dunn
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Title:    Treasurer and Assistant Secretary
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